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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 28, 2001

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                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-3187                               74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                       HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (b)   Pro Forma Financial Information.

          99.1  Unaudited Pro Forma Condensed Consolidated Financial Statements





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            RELIANT ENERGY, INCORPORATED


Date: September 12, 2001                    By:  /s/ Mary Ricciardello
                                               ---------------------------
                                                 Mary P. Ricciardello
                                                 Senior Vice President and
                                                 Chief Accounting Officer




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                                  EXHIBIT INDEX




            Exhibit
            Number                   Exhibit Description
            -------                  -------------------
             99.1          Unaudited Pro Forma Condensed Consolidated
                           Financial Statements





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